As filed with the Securities and Exchange Commission on March 10, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09114

The Needham Funds, Inc.
(Exact name of registrant as specified in charter)

445 Park Avenue, New York, NY 10022-2606
(Address of principal executive offices) (Zip code)

Mr. George A. Needham, 445 Park Avenue, New York, NY 10022-2606
(Name and address of agent for service)

1-800-625-7071
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2010

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

Annual Report

Needham Funds

Seeking to build wealth for long-term investors.

December 31, 2010

Needham Growth Fund

Needham Aggressive Growth Fund

Needham Small Cap Growth Fund

Needham Funds
www.needhamfunds.com

445 Park Avenue
New York, New York 10022-2606

1-800-625-7071
www.needhamfunds.com

Annual Report
December 31, 2010

Contents
Letter from the Adviser	1
Portfolio Characteristics
Needham Growth Fund	5
Needham Aggressive Growth Fund	6
Needham Small Cap Growth Fund	7
Disclosure of Fund Expenses	8
Schedules of Investments
Needham Growth Fund	9
Needham Aggressive Growth Fund	12
Needham Small Cap Growth Fund	15
Schedules of Securities Sold Short
Needham Growth Fund	11
Needham Aggressive Growth Fund	14
Needham Small Cap Growth Fund	17
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights
Needham Growth Fund	21
Needham Aggressive Growth Fund	22
Needham Small Cap Growth Fund	23
Notes to Financial Statements	24
Report of Independent Registered Public
Accounting Firm	28
Information about Directors and Officers	29
Supplementary Information	30

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more complete information, including investment objectives, risks, expenses and charges and should be read carefully before investing or sending any money. To obtain a prospectus, please call 1-800-625-7071.

Portfolios of The Needham Funds, Inc., like all mutual funds:

•	Are NOT FDIC insured
•	Have no bank guarantee
•	May lose value

The Needham Funds, Inc. are distributed by Needham & Company, LLC.

[This page intentionally left blank.]

Needham Funds	Annual Report 2010

Dear Shareholders, Friends of Needham and Prospective Shareholders,

We are pleased to report below our 2010 Summary for the Needham Growth Fund, Needham Aggressive Growth Fund and Needham Small Cap Growth Fund.

2010 was again a very good year for growth equities. The Needham Growth Fund was up 31.4%, the Needham Aggressive Growth Fund was up 39.4%, and the Needham Small Cap Growth Fund was up 36.9% for 2010.

The year started strong as all three funds were up over 10% in the first quarter, which made for 13 months without a market retracement. The second quarter brought the fear of a double-dip recession and a market pullback. The third quarter was a tale of three months as July earnings were better than expected, but August saw state and municipality budget troubles and the fear of slowing due to European fiscal constraint. However, the key event for the year occurred on August 27 at the Jackson Hole retreat hosted by the Kansas City Federal Reserve Bank. The market realized that the Federal Reserve, under Chairman Bernanke, would remain accommodative and would announce a second quantitative easing at its November 2 meeting. During the fourth quarter, the actual and anticipated liquidity from the Fed’s actions flowed to both the equity and bond markets.

Needham Growth Fund

2010 continued to be a positive year for the Fund as our balance of small and large capitalization holdings provided outperformance over major indices. We added a significant number of new investments as we identified good entry points throughout the year. We continued to maintain large positions in many of the Fund’s historical holdings, such as Express Scripts (ESRX), Thermo Fisher Scientific (TMO), CarMax (KMX), Brooks Automation (BRKS) and ViaSat (VSAT), and we continue to view these holdings as core to the Fund. Among others, we added substantial positions in Entropic Communications (ENTR), STEC Inc. (STEC), Financial Engines (FNGN), QuinStreet (QNST) and Jabil Circuit (JBL).

Our top contributor was Netezza (NZ), which was acquired by IBM in September at a gain of 178% from 12/31/09. Other major contributors included long-time holdings Express Scripts, +25% for the year, as the benefits of its merger with WellPoint’s NextRX began to be realized; Varian Medical Systems (VAR), +48%, which launched its new TrueBeam radiation therapy system; ViaSat (VSAT), +40%, as it acquired WildBlue giving it a customer base and infrastructure to utilize with the 2011 launch of the ViaSat-1 satellite; and CarMax (KMX), +32%, which benefitted from its continued market share gains and the rebound of the used car market in 2010.

Several of our new positions were also major contributors in 2010. Entropic Communications (ENTR) was up 283% in 2010. We’ve frequently written and spoken about the company. Entropic’s products enable the MoCA communications standard to be used in the home. MoCA allows the existing coax cable to be used for high-quality video to be viewed throughout a home. In 2010, we saw multi-room digital video recorder announcements from most of the leading cable, satellite and telco companies. Almost all of these are based on the MoCA standard and Entropic is by far the market share leader in supplying integrated circuits to this market.

Our largest losses were much smaller than our largest gains. Transocean (RIG) was one of our largest disappointments as it owned the Deepwater Horizon rig operated by BP, which caused the Gulf of Mexico oil spill. We no longer own the position. Most of our other leading losers were short positions. As of December 31, 2010, the Fund was 9% short.

Needham Aggressive Growth Fund

The Needham Aggressive Growth Fund was up 39.4% for the year. Our top ten performers contributed over half of our gains and eight of these positions were new in 2010. Entropic Communications (ENTR) was our top contributor and is also our largest position.

Needham Funds

Among our other top ten performers were Netezza (NZ), Compellent Technologies (CML) and 3Par (PAR), which were acquired or are soon to be acquired by IBM, Dell and HP, respectively, as they look to fill out their enterprise and data center/cloud product offerings. As their core products mature, these major information technology hardware, software and service companies along with Oracle and Cisco are in a race to build out product suites and address growth markets.

Our other major contributors included MIPS Technologies (MIPS) as its microprocessor intellectual property is beginning to be used in smartphones. MIPS was up 247% in 2010. Long-time holding Apple (AAPL), +53%, benefitted as the iPhone became the standard of excellence and the iPad created an entirely new category, which we believe will change the way media is presented and consumed by consumers and enterprises. Anadigics (ANAD) was flat on the year, but we purchased the stock opportunistically throughout the year and it was a top ten contributor. Anadigics supplies power amplifiers used in smartphones and tablets. We believe their market opportunity increases 10x from older feature phones to new smartphones.

Entegris (ENTG), +41%, benefited from our next-generation semiconductor capital equipment thesis and from the company’s focus on several issues, which had hurt its performance in 2008 and early 2009.

Our largest loser during the year was Oclaro Inc. (OCLR), which was featured in our second and third quarter letters. While the industry trends in favor of optical components were strong, Oclaro failed to ramp capacity for an important new product and the stock suffered in the fourth quarter. We reduced the size of our position, but still hold the stock. We continue to favor the industry trend of increased bandwidth use as more and more video is consumed in the home and at work. However, we believe Oclaro has a few quarters before it will address its own issues and will benefit from the industry trends.

We had many new investors in the Fund, including many who invested in the fourth quarter. As a result, we ended the year with a 32% cash position. We will invest this money according to our long-standing investment valuation-sensitive discipline. We are grateful for the confidence of our new investors.

Needham Small Cap Growth Fund

We welcomed many new investors into the Fund in 2010 and greatly appreciate their support and interest. We have cautiously and selectively invested the funds using our historical investment approach to price sensitivity. This was evident in August as we observed a highly oversold situation and became nearly fully invested by the end of the month. Throughout the remainder of the second half of the year, we continued to invest in our best ideas. By year end, we had yet again closed the quarter with a large cash position due to the timing of the inflows and the uncertainty that continues to remain in the markets. We have been selectively putting money to work throughout January and February and had a great opportunity to meet with over 40 management teams at the Needham Growth Conference in early January. We also expect to find many great buying opportunities during earnings season.

The leading contributors for the Fund included Compellent Technologies (CML), 3Par (PAR), Netezza (NZ), Applied Signal (APSG) and Phase Forward (PFWD), which were all acquired. We believe the growth opportunities for our small cap companies make them attractive acquisition targets. Other leading contributors were Entropic, Entegris and athenahealth (ATHN). The Fund began to invest in athenahealth in the second quarter after it had a difficult quarter; athenahealth provides software-as-a-service revenue cycle management for physicians’ offices.

We’d like to highlight a new position in the fourth quarter which is held in all three funds: STEC Inc. (STEC), the leading maker of solid-state drives. These are data storage products built out of NAND flash, rather than hard-disk drives. Solid state drives operate much faster than hard disk drives; however, they have also been much more expensive. With the steady decline in NAND memory pricing, solid state drives are now competitive. STEC is the leader in enterprise solid state drives with EMC and IBM as major original equipment manufacturers. Many thought 2010 would be the year of solid state drives, but it wasn’t. We think the products and price points are finally right and that 2011 will be the year.

Annual Report 2010

Themes for 2011

We believe that 2011 will lay the groundwork for major changes in many traditional growth markets. The stocks that will benefit from these changes will reflect these opportunities and challenges in 2011:

 (1) There will be a continuing move of services to the cloud. Companies and consumers will increasingly use software and media hosted on computers in data centers. Rather than running computer servers, data centers are being populated with converged server/storage/communications/security blades. This trend has implications for the major hardware companies and is one of the driving forces behind consolidation.  Computing in the cloud means less computing on the desktop. In the corporate environment, it could mean that there is only one more personal computer refresh cycle. Imagine a world without a corporate refresh for desktop and notebook computers. There are major opportunities for some and major challenges for legacy companies.

(2) iPad and smartphones change the universe. The iPad and tablets are examples of new computing and communicating devices. They allow media to be consumed in new ways and require new business models for media companies. These devices are made of processors, incorporate many power amplifiers and run software.

(3) The cloud and new devices require communication infrastructure. These devices require bandwidth from within the home and enterprises through to the core of the communications networks. We are particularly excited about the emerging home media gateway. Today’s home has a WiFi network, which we believe will be inadequate for the video needs of the near future. We believe 2011 will be the year of preparation for Home Media Gateways. These boxes will replace cable modems and home routers. They will incorporate MoCA communications processors, video processors, data processors and storage. The set-top box will also be replaced and its remaining functions may be integrated into televisions or other home displays.

(4) Technological change is driving the next generation of semiconductor manufacturing. Semiconductor capital equipment continues to show strength as semiconductor manufacturing companies expand both capacity investments and technological advancements. The global economy requires a greater number of semiconductors for a multitude of new and existing applications. Our investments in the overall semiconductor industry provide the Funds exposure to global expansion in markets where we would not otherwise invest directly. This increased demand is driving the capacity expansion. The technological advancements to smaller nodes and new manufacturing processes are being driven primarily by the increased number of high-performance electronics such as the iPad, smartphones and communication systems. Our investments are also well positioned to participate in the increased adoption of LED technology beyond electronics and into the general lighting market. We believe the combined opportunity that LED technology will achieve has yet to begin.

(5) National security and defense should benefit from the same underlying technology behind commercial markets. The military runs on data. It has a plethora of data sources, which require communications and analysis. Unlike commercial markets, defense electronics is characterized by narrow communications bandwidth and limited and centralized computing resources. We believe the military will benefit from significantly greater communications in the form of microwave, terrestrial and satellite. We see significant computing opportunities on the front lines, behind the lines and in centralized settings.

Investment Outlook

The S&P 500 has been up ten of the last thirteen weeks as of February 25, 2011. It has been above its 50-day moving average since November 30. The market had a recent pullback resulting from political unrest in the Middle East and northern Africa. Fundamentally, the world is facing a number of challenges, including sovereign debt and the United States’ state and local debt. The Federal Reserve’s unprecedented quantitative easing program has distorted the debt markets and left the bond markets at risk of rapidly increasing rates. This bond market risk also puts the dollar at risk versus other currencies and, perhaps more importantly, versus commodities. Oil, wheat, sugar, copper and a host of other commodities used in daily life are already breaking new 52-week and sometimes all-time highs due to the Federal Reserve’s accommodative actions.

Needham Funds

We don’t believe anything has changed on the principles guiding the Federal Reserve. January 2011 unemployment of 9.0% is well above full employment of 5-6% and U-6 unemployment of 16.1% is extraordinarily high. Despite the breakout in commodity prices, the Fed relies on the consumer price index (CPI) as its preferred measure of inflation. The CPI has shown no inflation. We believe the Fed will stay accommodative for a long time.

The Needham Aggressive Growth Fund and Needham Small Cap Growth Fund had significant investment inflows during the fourth quarter. We are carefully putting the new money to work, which explains the large cash positions at the end of December. We will not abandon our valuation sensitivity to rush to put money to work. We believe that this is a very appropriate time to have a large cash position due to the move that the market has made since August 27. In the Needham Growth Fund, we have reduced our long exposure to 88% through more modest inflows, shorting and selected sales as stocks hit our price targets.

We believe that the market is consolidating and needs to work off its excesses. We are positive on the prospects for 2011.

We believe growth equities are a better place to be than the bond market or cash. Growth equities are managed by smart entrepreneurs always looking for a way to improve earnings and cash generation. Bonds are subject to the risk of higher interest rates and cash loses its purchasing power as the price of stuff, not reflected in the CPI, goes up. We continue to find stocks within our mid and small cap universes that are attractively valued and will benefit from our 2011 themes.

We welcome our new investors and thank all of our investors for their continued support. If you have any questions, thoughts or concerns, please contact us at (800) 625-7071 or visit our Web site at www.needhamfunds.com.

Sincerely,

Chris Retzler Portfolio Manager	John Barr Portfolio Manager

The foregoing should not be deemed as an offer to buy an interest in any of the Needham Funds (the ‘‘Funds’’). Shares are sold only through the currently effective prospectus, which must precede or accompany this report. Investment in the Funds involves investment risk, including the possible loss of principal. Please read the prospectus and consider the investment objectives, risks, and charges and expenses of the Funds carefully before you invest. The prospectus and the summary prospectus contain this and other information about the Funds.

The foregoing is not intended as personalized investment advice and does not constitute a recommendation to buy or sell a particular security or other investment.

The results contained in this report represent past performance of the Funds. Past performance does not guarantee future results and current performance may be higher or lower than these results. Performance current to the most recent month-end may be obtained by calling 1-800-625-7071. The investment risks of the Funds are increased by the Funds’ non-diversified status, by the Funds’ ability to invest in smaller company stocks, privately-held companies and IPOs. Also, the Funds’ use of short sales, options and futures strategies and leverage may result in significant capital loss.

Total return figures include reinvestment of all dividends and capital gains. Investment returns and principal value will fluctuate and when redeemed, shares may be worth more or less than their original cost. Shares held less than 60 days are subject to a short-term redemption fee of 2%.

Needham & Company, LLC, member FINRA/SIPC, is the distributor of The Needham Funds, Inc.

For details regarding the Needham Funds, please contact Needham Investment Management LLC at 1-800-625-7071.

Annual Report 2010

NEEDHAM GROWTH FUND	TICKER: NEEGX
Comparative Performance Statistics as of December 31, 2010

						Since	Gross Expense
	6 Months(7)	1 Year	3 Years(8)	5 Years(8)	10 Years(8)	Inception(8)(12)	Ratio(14)
Needham Growth Fund(1)	31.24%	31.37%	4.76%(9)	6.95%(10)	7.26%(11)	15.04%(13)	2.05%
S&P 500 Index(2)(3)	23.27%	15.06%	-2.86%	2.29%	1.41%	6.76%
NASDAQ Composite Index(2)(4)	26.52%	18.15%	1.01%	4.71%	1.43%	6.97%
S&P 400 MidCap Index(2)(5)	28.39%	26.64%	3.52%	5.73%	7.16%	11.41%
Russell 2000 Index(2)(6)	29.38%	26.85%	2.22%	4.47%	6.33%	7.64%
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
1.	Investment results calculated after reinvestment of dividends.
2.	It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
3.	The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4.	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.
5.	The S&P 400 MidCap Index is a broad unmanaged measure of the U.S. stock market.
6.	The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
7.	Not annualized.
8.	Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.
9.	Cumulative return for the three year period was 14.99%, assuming all dividends were reinvested in shares of the Fund.
10.	Cumulative return for the five year period was 39.94%, assuming all dividends were reinvested in shares of the Fund.
11.	Cumulative return for the ten year period was 101.63%, assuming all dividends were reinvested in shares of the Fund.
12.	The inception date of the Fund was 1/1/96.
13.	Cumulative return since inception was 717.63%, assuming all dividends were reinvested in shares of the Fund.
14.
The above expense ratio is from the Fund’s prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratios as of December 31, 2010 can be found in the financial highlights. Since January 1, 2009, the investment performance reflects contractually agreed upon fee waivers which expire at the close of business on May 1, 2011. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in acquired funds, total net fund operating expenses would be 2.03%.

Top Ten Holdings*
(as a % of total investments, as of December 31, 2010)

		% of Total
Security		Investments†
1) Express Scripts, Inc.	ESRX	7.97%
2) Thermo Fisher Scientific, Inc.	TMO	4.17%
3) CarMax, Inc.	KMX	3.76%
4) ViaSat, Inc.	VSAT	3.71%
5) Entropic Communications, Inc.	ENTR	3.25%
6) Brooks Automation, Inc.	BRKS	3.05%
7) Seagate Technology PLC	STX	2.95%
8) Varian Medical Systems, Inc.	VAR	2.95%
9) Becton Dickinson and Co.	BDX	2.60%
10) STEC, Inc.	STEC	2.38%

Top Ten Holdings = 36.79% of Total Investments†
* Current portfolio holdings may not be indicative of future portfolio holdings.
† Percentage of total investments less cash and short-term investments.

Sector Weightings*
(as a % of total investments, as of December 31, 2010)

Sector	Long(1)	(Short)(1)	Total(1)(2)
Consumer Discretionary	8.8%	(0.3)%	8.5%
Energy	1.5%	—	1.5%
Financials	1.4%	—	1.4%
Health Care	28.5%	(0.1)%	28.4%
Industrials	1.8%	(0.6)%	1.2%
Information Technology	62.4%	(5.1)%	57.3%
Materials	1.0%	(0.9)%	0.1%
Exchange Traded Funds	—	(2.6)%	(2.6)%
Cash	4.2%	—	4.2%
* Current portfolio holdings may not be indicative of future portfolio holdings.
(1) Percentage of total investments includes all stocks, plus cash minus all short positions.
(2) Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparision of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund’s Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Needham Funds

NEEDHAM AGGRESSIVE GROWTH FUND	TICKER: NEAGX
Comparative Performance Statistics as of December 31, 2010

					Since	Gross Expense
	6 Months(6)	1 Year	3 Years(7)	5 Years(7)	Inception(7)(10)	Ratio(12)
Needham Aggressive Growth Fund(1)	37.31%	39.42%	9.81%(8)	11.42%(9)	10.22%(11)	2.57%
S&P 500 Index(2)(3)	23.27%	15.06%	-2.86%	2.29%	3.10%
NASDAQ Composite Index(2)(4)	26.52%	18.15%	1.01%	4.71%	4.98%
Russell 2000 Index(2)(5)	29.38%	26.85%	2.22%	4.47%	7.10%

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investmentreturn and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

1. Investment results calculated after reinvestment of dividends.
2. It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
3. The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.
5. The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
6. Not annualized.
7. Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.
8. Cumulative return for the three year period was 32.40%, assuming all dividends were reinvested in shares of the Fund.
9. Cumulative return for the five year period was 71.72%, assuming all dividends were reinvested in shares of the Fund.
10. The inception date of the Fund was 9/4/2001.
11. Cumulative return since inception was 147.77%, assuming all dividends were reinvested in shares of the Fund.

12. The above expense ratio is from the Fund’s prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratios as of December 31, 2010 can be found in the financial highlights. Since inception, the investment performance reflects contractually agreed upon fee waivers which expire at the close of business on December 31, 2011. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in acquired funds, total net fund operating expenses would be 2.50%.

Top Ten Holdings*
(as a % of total investments, as of December 31, 2010)
		% of Total
Security		Investments†
1) Entropic Communications, Inc.	ENTR	6.36%
2) STEC, Inc.	STEC	3.94%
3) Emulex Corp.	ELX	3.80%
4) EMS Technologies, Inc.	ELMG	3.07%
5) Brocade Communications Systems, Inc.	BRCD	3.04%
6) Sourcefire, Inc.	FIRE	2.67%
7) Seagate Technology PLC	STX	2.60%
8) Gilead Sciences, Inc.	GILD	2.51%
9) Formfactor, Inc.	FORM	2.43%
10) Financial Engines, Inc.	FNGN	2.20%
Top Ten Holdings = 32.62% of Total Investments†
* Current portfolio holdings may not be indicative of future portfolio holdings.
† Percentage of total investments less cash and short-term investments.

Sector Weighing*
(as a % of total investments, as of December 31, 2010)
Sector	Long(1)	(Short)(1)	Total(1)(2)
Consumer Discretionary	1.5%	—	1.5%
Financials	1.5%	—	1.5%
Health Care	11.5%	—	11.5%
Industrials	1.8%	(0.1)%	1.7%
Information Technology	52.0%	—	52.0%
Cash	31.8%	—	31.8%
* Current portfolio holdings may not be indicative of future portfolio holdings.
(1) Percentage of total investments includes all stocks, plus cash minus all short positions.
(2) Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund’s Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Annual Report 2010

NEEDHAM SMALL CAP GROWTH FUND	TICKER: NESGX

Comparative Performance Statistics as of December 31, 2010
					Since	Gross Expense
	6 Months(6)	1 Year	3 Years(7)	5 Years(7)	Inception(7)(10)	Ratio(12)
Needham Small Cap Growth Fund(1)	32.68%	36.89%	13.96%(8)	9.49%(9)	13.53%(11)	2.64%
S&P 500 Index(2)(3)	23.27%	15.06%	-2.86%	2.29%	3.75%
NASDAQ Composite Index(2)(4)	26.52%	18.15%	1.01%	4.71%	6.37%
Russell 2000 Index(2)(5)	29.38%	26.85%	2.22%	4.47%	6.89%

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

1. Investment results calculated after reinvestment of dividends.
2. It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
3. The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.
5. The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
6. Not annualized.
7. Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.
8. Cumulative return for the three year period was 47.99%, assuming all dividends were reinvested in shares of the Fund.
9. Cumulative return for the five year period was 57.38%, assuming all dividends were reinvested in shares of the Fund.
10. The inception date of the Fund was 5/22/02.
11. Cumulative return since inception was 198.32%, assuming all dividends were reinvested in shares of the Fund.

12. The above expense ratio is from the Fund’s prospectus dated May 1, 2009. Additional information pertaining to the Fund’s expense ratios as of December 31, 2010 can be found in the financial highlights. Since inception, the investment performance reflects contractually agreed upon fee waivers which expire at the close of business on December 31, 2011. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in acquired funds, total net fund operating expenses would be 2.57%.

Top Ten Holdings*
(as a % of total investments, as of December 31, 2010)
		% of Total
Security		Investments†
1) Entropic Communications, Inc.	ENTR	5.00%
2) STEC, Inc.	STEC	4.14%
3) Brocade Communications Systems, Inc.	BRCD	3.98%
4) Seagate Technology PLC	STX	3.85%
5) Allscripts Healthcare Solutions, Inc.	MDRX	3.19%
6) Formfactor, Inc.	FORM	3.10%
7) Thoratec Corp.	THOR	2.77%
8) American Eagle Outfitters, Inc.	AEO	2.64%
9) Emulex Corp.	ELX	2.63%
10) Sourcefire, Inc.	FIRE	2.51%
Top Ten Holdings = 33.81% of Total Investments†
* Current portfolio holdings may not be indicative of future portfolio holdings.
† Percentage of total investments less cash and short-term investments.

Sector Weightings*
(as a % of total investments, as of December 31, 2010)
Sector	Long(1)	(Short)(1)	Total(1)(2)
Consumer Discretionary	5.1%	—	5.1%
Energy	0.3%	—	0.3%
Financials	1.7%	—	1.7%
Health Care	16.4%	—	16.4%
Industrials	2.0%	—	2.0%
Information Technology	47.2%	(4.2)%	43.0%
Exchange Traded Funds	—	(3.0)%	(3.0)%
Cash	34.5%	—	34.5%
* Current portfolio holdings may not be indicative of future portfolio holdings.
(1) Percentage of total investments includes all stocks, plus cash minus all short positions.
(2) Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund’s Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Needham Funds

Disclosure of Fund Expenses (Unaudited)

The following expense table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur transactional costs, including redemption fees and exchange fees, and ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The expense example table below illustrates your fund’s cost in two ways:

•
Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The ‘‘Ending Account Value’’ shown is derived from the fund’s actual return, and ‘‘Expenses Paid During Period’’ shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled ‘‘Expenses Paid During Period’’.

•
Hypothetical Expenses on a 5% Return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Period July 1, 2010 to December 31, 2010

Expense Example Table
			Expenses	Expense
	Beginning	Ending	Paid During	Ratio During
	Account	Account	Period*	Period*
	Value	Value	7/1/10-	7/1/10-
	7/1/10	12/31/10	12/31/10	12/31/10
Needham Growth Fund
Actual Expenses	$1,000.00	$1,312.40	$12.30	2.11%
Hypothetical Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,014.57	$10.71	2.11%

Needham Aggressive Growth Fund
Actual Expenses	$1,000.00	$1,373.10	$12.50	2.09%
Hypothetical Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,014.67	$10.61	2.09%

Needham Small Cap Growth Fund
Actual Expenses	$1,000.00	$1,326.80	$12.67	2.16%
Hypothetical Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,014.32	$10.97	2.16%
*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Annual Report 2010

Needham Growth Fund
Schedule of Investments
December 31, 2010
	Shares	Value
Common Stocks (95.5%)
Aerospace & Defense (1.6%)
Honeywell International, Inc.	20,000	$1,063,200
Sypris Solutions, Inc.*	356,200	1,517,412
		2,580,612
Biotechnology (1.6%)
Gilead Sciences, Inc.*	70,000	2,536,800
Capital Markets (1.3%)
Financial Engines, Inc.*	100,000	1,983,000
Chemicals (0.9%)
Southwall Technologies, Inc.*†	728,000	1,492,400
Communications Equipment (10.9%)
Brocade Communications Systems,
Inc.*	350,000	1,851,500
EMS Technologies, Inc.*	130,650	2,584,257
Emulex Corp.*	200,000	2,332,000
Infinera Corp.*	250,000	2,582,500
Oclaro, Inc.*	180,000	2,367,000
ViaSat, Inc.*	127,500	5,662,275
		17,379,532
Computers & Peripherals (11.5%)
Compellent Technologies, Inc.*	61,000	1,682,990
Electronics for Imaging, Inc.*	86,250	1,234,238
Immersion Corp.*	300,000	2,013,000
Intevac, Inc.*	123,375	1,728,484
OCZ Technology Group, Inc.*	93,750	451,875
Seagate Technology PLC*	300,000	4,508,999
STEC, Inc.*	205,883	3,633,835
Super Micro Computer, Inc.*	275,000	3,173,500
		18,426,921
Electronic Equipment, Instruments & Components (8.7%)
Corning, Inc.	25,000	483,000
Electro Scientific Industries, Inc.*	217,000	3,478,510
IPG Photonics Corp.*	64,700	2,045,814
Jabil Circuit, Inc.	150,000	3,013,500
Mercury Computer Systems, Inc.*	40,000	735,200
Newport Corp.*	155,000	2,692,350
Vishay Intertechnology, Inc.*†	100,000	1,468,000
		13,916,374
Energy Equipment & Services (0.5%)
Schlumberger Ltd.	10,000	835,000
Health Care Equipment & Supplies (10.9%)
Becton Dickinson and Co.	47,000	3,972,440
CONMED Corp.*	110,000	2,907,300
Covidien PLC	40,000	1,826,400
Palomar Medical Technologies,
Inc.*	75,400	1,071,434
TomoTherapy, Inc.*	300,000	1,083,000
Varian Medical Systems, Inc.*	65,000	4,503,200
Volcano Corp.*	75,000	2,048,250
		17,412,024
Health Care Providers & Services (7.6%)
Express Scripts, Inc.*†	225,000	12,161,250
Health Care Technology (1.6%)
Allscripts Healthcare Solutions,
Inc.*	87,500	1,686,125
MedAssets, Inc.*	45,000	908,550
		2,594,675
Hotels, Restaurants & Leisure (0.1%)
Morton’s Restaurant Group, Inc.*	15,000	97,200

Internet Software & Services (1.2%)
QuinStreet, Inc.*	75,000	1,440,750
Soundbite Communications, Inc.*	179,700	507,653
IT Services (2.0%)
SAIC, Inc.*	200,000	3,172,000

Life Sciences Tools & Services (4.2%)
Pacific Biosciences of California,
Inc.*	15,560	247,560
Thermo Fisher Scientific, Inc.*†	115,000	6,366,400
		6,613,960
Media (1.0%)
Comcast Corp.	75,000	1,647,750
Oil, Gas & Consumable Fuels (0.8%)
Chesapeake Energy Corp.	50,000	1,295,500

Semiconductors & Semiconductor Equipment (16.7%)
Anadigics, Inc.*	200,000	1,386,000
Brooks Automation, Inc.*	512,595	4,649,237
Entegris, Inc.*	300,000	2,241,000
Entropic Communications, Inc.*	410,000	4,952,799
Formfactor, Inc.*	304,400	2,703,072
Ikanos Communications, Inc.*	100,000	134,000
Lattice Semiconductor Corp.*	375,000	2,272,500
MEMC Electronic Materials, Inc.*	105,000	1,182,300
MKS Instruments, Inc.*	90,000	2,204,100
Nova Measuring Instruments Ltd.*	200,000	1,662,000
PDF Solutions, Inc.*	300,000	1,446,000
TriQuint Semiconductor, Inc.*†	50,000	584,500
Ultra Clean Holdings, Inc.*	140,000	1,303,400
		26,720,908

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund
Schedule of Investments (Continued)
December 31, 2010
	Shares	Value
Common Stocks - Continued
Software (5.5%)
Actuate Corp.*†	561,000	$3,197,700
Parametric Technology Corp.*	160,000	3,604,800
Sourcefire, Inc.*	75,000	1,944,750
		8,747,250
Specialty Retail (6.9%)
Aeropostale, Inc.*	50,000	1,232,000
American Eagle Outfitters, Inc.	100,000	1,463,000
CarMax, Inc.*†	180,000	5,738,400
Dick’s Sporting Goods, Inc.*†	70,000	2,625,000
		11,058,400
Total Common Stocks
(Cost $103,635,537)		152,619,959

	Shares	Value
Short-Term Investment (3.8%)

Money Market Fund (3.8%)
Dreyfus Treasury Prime Cash
Management 0.00% (a)
(Cost $6,085,707)	6,085,707	$6,085,707

Total Investments (99.3%)
(Cost $109,721,244)		158,705,666
Total Securities Sold Short (-8.7%)
(Proceeds $11,818,429)		(13,950,973)
Other Assets in Excess
of Liabilities (9.4%)		15,050,743
Net Assets (100.0%)		$159,805,436

(a)	Rate shown is the seven day yield as of December 31, 2010 and is less than 0.01%.

*	Non-income producing security.

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $12,066,706.

The Global Industry Classification Standard (GICS3) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (‘‘S&P’’). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Annual Report 2010

Needham Growth Fund
Schedule of Securities Sold Short
December 31, 2010
	Shares	Value
Securities Sold Short (-6.3%)
Auto Components (-0.3%)
Drew Industries, Inc.*	20,700	$470,304
Chemicals (-0.8%)
Balchem Corp.	40,000	1,352,400
Electronic Equipment, Instruments & Components (-1.1%)
DTS, Inc.*	37,000	1,814,850
Health Care Technology (-0.1%)
Computer Programs & Systems, Inc.	4,100	192,044
Road & Rail (-0.5%)
Genesee & Wyoming, Inc.*	15,000	794,250
Semiconductors & Semiconductor Equipment (-2.4%)
Atheros Communications, Inc.*	15,000	538,800
Cavium Networks, Inc.*	15,000	565,200
KLA-Tencor Corp.	60,000	2,318,400
NVIDIA Corp.*	25,000	385,000
		3,807,400
Software (-1.1%)
ANSYS, Inc.*	32,500	1,692,275
Total Securities Sold Short
(Proceeds $8,316,528)		10,123,523
Exchange Traded Funds Sold Short (-2.4%)
iShares Russell 2000 Index Fund	35,000	2,738,050
Powershares QQQ	20,000	1,089,400
Total Exchange Traded Funds Sold Short
(Proceeds $3,501,901)		3,827,450
Total Securities & Exchange
Traded Funds Sold Short
(Proceeds $11,818,429)		13,950,973
Total Securities & Exchange
Traded Funds Sold Short (-8.7%)		(13,950,973)
Total Investments (99.3%)		158,705,666
Other Assets in
Excess of Liabilities (9.4%)		15,050,743
Net Assets (100.0%)		$159,805,436

*	Non-income producing security.

The Global Industry Classification Standard (GICS3) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (‘‘S&P’’). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Schedule of Investments
December 31, 2010
	Shares	Value
Common Stocks (67.7%)
Aerospace & Defense (0.7%)
Precision Castparts Corp.†	5,500	$765,655
Biotechnology (1.7%)
Gilead Sciences, Inc.*	50,000	1,812,000
Capital Markets (1.5%)
Financial Engines, Inc.*	80,000	1,586,400
Commercial Services & Supplies (0.7%)
Iron Mountain, Inc.	28,000	700,280
Communications Equipment (10.2%)
Anaren, Inc.*	5,000	104,250
Brocade Communications Systems,
Inc.*	415,000	2,195,350
EMS Technologies, Inc.*	111,800	2,211,404
Emulex Corp.*	235,000	2,740,100
Infinera Corp.*	150,000	1,549,500
Oclaro, Inc.*	65,000	854,750
Powerwave Technologies, Inc.*	145,000	368,300
ViaSat, Inc.*	20,000	888,200
		10,911,854
Computers & Peripherals (11.8%)
Apple, Inc.*†	4,000	1,290,240
Compellent Technologies, Inc.*	45,000	1,241,550
Electronics for Imaging, Inc.*	70,000	1,001,700
Immersion Corp.*	100,000	671,000
Intevac, Inc.*	78,689	1,102,433
OCZ Technology Group, Inc.*	46,875	225,938
Seagate Technology PLC*	125,000	1,878,750
STEC, Inc.*	160,884	2,839,602
Super Micro Computer, Inc.*	126,000	1,454,040
Xyratex Ltd.*	55,000	897,050
		12,602,303
Electronic Equipment, Instruments & Components (5.3%)
Corning, Inc.	25,000	483,000
Electro Scientific Industries, Inc.*	50,000	801,500
IPG Photonics Corp.*	16,660	526,789
Jabil Circuit, Inc.	46,700	938,203
LeCroy Corp.*	30,000	295,200
Mercury Computer Systems, Inc.*	60,000	1,102,800
Newport Corp.*	30,000	521,100
Trimble Navigation Ltd.*	17,500	698,775
Vishay Intertechnology, Inc.*†	20,000	293,600
Vishay Precision Group, Inc.*†	1,428	26,904
		5,687,871
Health Care Equipment & Supplies (4.7%)
Becton Dickinson and Co.	8,000	676,160
Gen-Probe, Inc.*	10,000	583,500
LeMaitre Vascular, Inc.*	40,000	270,800
Natus Medical, Inc.*	30,000	425,400
Palomar Medical Technologies,
Inc.*	20,200	287,042
Solta Medical, Inc.*†	163,279	498,001
TomoTherapy, Inc.*†	60,000	216,600
Varian Medical Systems, Inc.*	16,000	1,108,480
Volcano Corp.*	35,000	955,850
		5,021,833
Health Care Providers & Services (2.4%)
Alliance HealthCare Services, Inc.*	75,000	318,000
Express Scripts, Inc.*	18,000	972,900
Gentiva Health Services, Inc.*	30,000	798,000
Omnicare, Inc.	17,500	444,325
		2,533,225
Health Care Technology (1.6%)
Allscripts Healthcare Solutions,
Inc.*	30,000	578,100
athenahealth, Inc.*	10,000	409,800
MedAssets, Inc.*	20,000	403,800
Omnicell, Inc.*	24,200	349,690
		1,741,390
Hotels, Restaurants & Leisure (0.1%)
Morton’s Restaurant Group, Inc.*	10,000	64,800
Internet Software & Services (1.8%)
QuinStreet, Inc.*	30,000	576,300
Saba Software, Inc.*	172,500	1,055,700
Soundbite Communications, Inc.*	89,900	253,968
SPS Commerce, Inc.*	1,200	18,960
		1,904,928
Life Sciences Tools & Services (0.1%)
Pacific Biosciences of California,
Inc.*	5,685	90,448
Pharmaceuticals (0.9%)
ISTA Pharmaceuticals, Inc.*	185,000	949,050
Professional Services (0.4%)
Resources Connection, Inc.	21,250	395,038
Semiconductors & Semiconductor Equipment (18.2%)
Advanced Analogic Technologies,
Inc.*	125,000	501,250
Anadigics, Inc.*†	140,000	970,200
ATMI, Inc.*	41,200	821,528
Brooks Automation, Inc.*	135,000	1,224,450
Entegris, Inc.*	200,000	1,494,000
Entropic Communications, Inc.*	380,000	4,590,399
Fairchild Semiconductor
International, Inc.*	10,000	156,100
FEI Co.*	32,000	845,120

See accompanying notes to financial statements.

Annual Report 2010

Needham Aggressive Growth Fund
Schedule of Investments (Continued)
December 31, 2010
	Shares	Value
Common Stocks - Continued
Formfactor, Inc.*	197,350	$1,752,468
Lattice Semiconductor Corp.*	187,500	1,136,250
Linear Technology Corp.	2,500	86,475
MEMC Electronic Materials, Inc.*	80,000	900,800
MIPS Technologies, Inc.*	70,000	1,061,200
MKS Instruments, Inc.*	29,100	712,659
Nova Measuring Instruments Ltd.*	95,000	789,450
PDF Solutions, Inc.*	225,000	1,084,500
TriQuint Semiconductor, Inc.*†	55,000	642,950
Ultra Clean Holdings, Inc.*	70,000	651,700
		19,421,499
Software (4.1%)
Actuate Corp.*†	200,200	1,141,140
Bottomline Technologies, Inc.*	32,280	700,799
Parametric Technology Corp.*	27,000	608,310
Sourcefire, Inc.*	74,300	1,926,599
		4,376,848
Specialty Retail (1.3%)
CarMax, Inc.*	22,500	717,300
Dick’s Sporting Goods, Inc.*†	18,000	675,000
		1,392,300
Textiles, Apparel & Luxury Goods (0.2%)
Luxottica Group SpA - ADR	4,500	137,790
Vera Bradley, Inc.*	1,026	33,858
		171,648
Total Common Stocks
(Cost $52,560,068)		72,129,370

	Shares	Value
Short-Term Investment (31.5%)
Money Market Fund (31.5%)
Dreyfus Treasury Prime Cash
Management 0.00% (a)
(Cost $33,578,278)	33,578,278	$33,578,278
Total Investments (99.2%)
(Cost $86,138,346)		105,707,648
Total Securities Sold Short (-0.2%)
(Proceeds $187,403)		(172,340)
Other Assets in
Excess of Liabilities (1.0%)		1,016,050
Net Assets (100.0%)		$106,551,358

(a)	Rate shown is the seven day yield as of December 31, 2010 and is less than 0.01%.

*	Non-income producing security.

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $4,690,553.

ADR	American Depositary Receipt.

SpA	Societa per Azioni (Italian corporation)

The Global Industry Classification Standard (GICS3) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (‘‘S&P’’). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Schedule of Securities Sold Short
December 31, 2010
	Shares	Value
Securities Sold Short (-0.2%)
Airlines (-0.2%)
Allegiant Travel Co.	3,500	$172,340
Total Securities Sold Short
(Proceeds $187,403)		172,340
Total Securities Sold Short (-0.2%)		(172,340)
Total Investments (99.2%)		105,707,648
Other Assets in
Excess of Liabilities (1.0%)		1,016,050
Net Assets (100.0%)		$106,551,358

The Global Industry Classification Standard (GICS3) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (‘‘S&P’’). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Annual Report 2010

Needham Small Cap Growth Fund
Schedule of Investments
December 31, 2010
	Shares	Value
Common Stocks (67.1%)
Aerospace & Defense (1.0%)
Applied Signal Technology, Inc.	27,000	$1,023,030
Capital Markets (1.6%)
Financial Engines, Inc.*	80,000	1,586,400
Commercial Services & Supplies (0.8%)
Ritchie Bros. Auctioneers, Inc.	35,000	806,750
Communications Equipment (9.5%)
Anaren, Inc.*	45,000	938,250
Brocade Communications Systems,
Inc.*	500,000	2,645,000
Comtech Telecommunications
Corp.	10,000	277,300
EMS Technologies, Inc.*	67,550	1,336,139
Emulex Corp.*	150,000	1,749,000
Infinera Corp.*	160,000	1,652,800
Oclaro, Inc.*	55,000	723,250
ViaSat, Inc.*	2,500	111,025
		9,432,764
Computers & Peripherals (11.2%)
Compellent Technologies, Inc.*	45,000	1,241,550
Electronics for Imaging, Inc.*	25,000	357,750
Immersion Corp.*	60,000	402,600
Intevac, Inc.*	68,690	962,347
OCZ Technology Group, Inc.*	46,875	225,938
Seagate Technology PLC*†	170,000	2,555,100
STEC, Inc.*†	155,883	2,751,334
Super Micro Computer, Inc.*	141,000	1,627,140
Xyratex Ltd.*	60,000	978,600
		11,102,359
Electronic Equipment, Instruments & Components (2.7%)
Electro Scientific Industries, Inc.*	70,286	1,126,685
IPG Photonics Corp.*	27,300	863,226
Newport Corp.*†	25,000	434,250
X-Rite, Inc.*†	50,000	228,500
		2,652,661
Energy Equipment & Services (0.3%)
CE Franklin Ltd.*	40,000	286,000
Health Care Equipment & Supplies (5.8%)
CONMED Corp.*	40,000	1,057,200
Natus Medical, Inc.*	30,000	425,400
Palomar Medical Technologies,
Inc.*†	61,250	870,363
Solta Medical, Inc.*†	125,000	381,250
Thoratec Corp.*	65,000	1,840,800
TomoTherapy, Inc.*†	250,000	902,500
Volcano Corp.*	10,000	273,100
		5,750,613
Health Care Providers & Services (4.0%)
Alliance HealthCare Services,
Inc.*†	161,206	683,513
Genoptix, Inc.*	40,000	760,800
Gentiva Health Services, Inc.*	60,000	1,596,000
Omnicare, Inc.	35,000	888,650
		3,928,963
Health Care Technology (5.3%)
Allscripts Healthcare Solutions,
Inc.*	110,000	2,119,700
athenahealth, Inc.*	25,000	1,024,500
MedAssets, Inc.*	45,400	916,626
Omnicell, Inc.*	80,000	1,156,000
		5,216,826
Internet Software & Services (1.0%)
QuinStreet, Inc.*	40,000	768,400
Soundbite Communications, Inc.*†	72,000	203,400
		971,800
IT Services (0.2%)
Euronet Worldwide, Inc.*	15,000	261,600
Life Sciences Tools & Services (0.1%)
Pacific Biosciences of California,
Inc.*	5,485	87,266
Semiconductors & Semiconductor Equipment (15.7%)
Anadigics, Inc.*†	35,000	242,550
ATMI, Inc.*†	52,375	1,044,358
Brooks Automation, Inc.*†	150,000	1,360,500
Cyberoptics Corp.*	15,000	128,100
Entegris, Inc.*†	200,000	1,494,000
Entropic Communications, Inc.*†	275,000	3,322,000
FEI Co.*	40,000	1,056,400
Formfactor, Inc.*	232,000	2,060,159
Lattice Semiconductor Corp.*	187,500	1,136,250
Mattson Technology, Inc.*†	56,550	169,650
MaxLinear, Inc.*	50,000	538,000
MEMC Electronic Materials, Inc.*	80,000	900,800
MKS Instruments, Inc.*	10,000	244,900
Nova Measuring Instruments Ltd.*	65,000	540,150
PDF Solutions, Inc.*†	100,000	482,000
PLX Technology, Inc.*†	50,000	180,500
Ultra Clean Holdings, Inc.*	70,000	651,700
		15,552,017

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund
Schedule of Investments (Continued)
December 31, 2010
	Shares	Value
Common Stocks - Continued
Software (3.2%)
Actuate Corp.*	170,000	$969,000
Callidus Software, Inc.*	100,000	504,000
Sourcefire, Inc.*	64,300	1,667,299
		3,140,299
Specialty Retail (3.3%)
Aeropostale, Inc.*	60,000	1,478,400
American Eagle Outfitters, Inc.	120,000	1,755,600
		3,234,000
Textiles, Apparel & Luxury Goods (1.4%)
True Religion Apparel, Inc.*	60,000	1,335,600
Vera Bradley, Inc.*	993	32,769
		1,368,369
Total Common Stocks
(Cost $53,340,462)		66,401,717

	Shares	Value
Short-Term Investment (31.9%)
Money Market Fund (31.9%)
Dreyfus Treasury Prime Cash
Management, 0.00% (a)
(Cost $31,518,054)	31,518,054	$31,518,054
Total Investments (99.0%)
(Cost $84,858,516)		97,919,771
Total Securities Sold Short (-6.7%)
(Proceeds $6,573,191)		(6,587,150)
Other Assets in Excess
of Liabilities (7.7%)		7,578,040
Net Assets (100.0%)		$98,910,661

(a)	Rate shown is the seven day yield as of December 31, 2010 and is less than 0.01%.

*	Non-income producing security.

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $5,129,094.

The Global Industry Classification Standard (GICS3) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (‘‘S&P’’). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Annual Report 2010

Needham Small Cap Growth Fund
Schedule of Securities Sold Short
December 31, 2010
	Shares	Value
Securities Sold Short (-3.9%)
Electronic Equipment, Instruments & Components (-0.5%)
DTS, Inc.*	9,500	$465,975
Semiconductors & Semiconductor Equipment (-2.3%)
Cavium Networks, Inc.*	30,000	1,130,400
KLA-Tencor Corp.	30,000	1,159,200
		2,289,600
Software (-1.1%)
ANSYS, Inc.*	20,000	1,041,400
Total Securities Sold Short
(Proceeds $3,863,714)		3,796,975
Exchange Traded Funds Sold Short (-2.8%)
iShares Russell 2000 Index Fund	20,000	1,564,600
Powershares QQQ	22,500	1,225,575
Total Exchange Traded Funds Sold Short
(Proceeds $2,709,477)		2,790,175
Total Securities & Exchange
Traded Funds Sold Short
(Proceeds $6,573,191)		6,587,150
Total Securities & Exchange
Traded Funds Sold Short (-6.7%)		(6,587,150)
Total Investments (99.0%)		97,919,771
Other Assets in
Excess of Liabilities (7.7%)		7,578,040
Net Assets (100.0%)		$98,910,661

*	Non-income producing security.

The Global Industry Classification Standard (GICS3) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (‘‘S&P’’). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Needham Funds

Statements of Assets and Liabilities
December 31, 2010
		Needham	Needham
	Needham	Aggressive	Small Cap
	Growth Fund	Growth Fund	Growth Fund
Assets
Investments, at Value
(Cost $109,721,244, $86,138,346, $84,858,516)	$158,705,666	$105,707,648	$ 97,919,771
Receivables:
Deposit with Broker for Securities Sold Short	12,007,440	—	5,937,477
Dividends and Interest	10,538	5,416	—
Fund Shares Sold	1,097,211	1,719,094	3,081,321
Investment Securities Sold	2,459,765	2,146,564	1,140,452
Prepaid Expenses	61,155	33,932	34,501
Total Assets	174,341,775	109,612,654	108,113,522

Liabilities
Securities Sold Short, at Value
(Proceeds $11,818,429, $187,403, $6,573,191)	13,950,973	172,340	6,587,150
Payables:
Investment Securities Purchased	131,674	2,185,339	2,452,003
Broker for Securities Sold Short	—	492,216	—
Fund Shares Redeemed	107,694	28,017	2,757
Due to Adviser	164,700	96,635	87,153
Distribution Fees	32,438	19,187	17,322
Administration and Accounting Fees	38,058	17,366	7,744
Transfer Agent Fees	17,531	8,114	8,707
Directors’ Fees	8,844	2,794	2,593
Accrued Expenses and Other Liabilities	84,427	39,288	37,432
Total Liabilities	14,536,339	3,061,296	9,202,861

Net Assets	$159,805,436	$106,551,358	$ 98,910,661
Shares Issued and Outstanding $0.001 Par Value
(Authorized 800,000,000, 100,000,000 and 100,000,000 respectively)	4,086,369	6,217,881	6,960,804
Net Asset Value, Offering and Redemption Price Per Share(a)	$ 39.11	$ 17.14	$ 14.21

Components of Net Assets
Paid-in Capital	108,172,173	86,825,758	85,207,643
Accumulated Net Investment Loss	—	—	(271)
Accumulated Net Realized Gain (Loss) from Investments, Securities Sold
Short and Foreign Currency Transactions	4,781,385	141,235	655,993
Net Unrealized Appreciation on Investment Securities and Securities Sold
Short	46,851,878	19,584,365	13,047,296
Total Net Assets	$159,805,436	$106,551,358	$ 98,910,661

(a)	Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 60 days of their purchase. See Note 2 of the notes to financial statements.

See accompanying notes to financial statements.

Annual Report 2010

Statements of Operations
For the Year Ended December 31, 2010
		Needham	Needham
	Needham	Aggressive	Small Cap
	Growth Fund	Growth Fund	Growth Fund
Investment Income
Dividends	$358,029	$ 128,227	$ 85,760
Interest	649	20	31
Less: Foreign Taxes Withheld	(10,810)	(1,429)	(315)
Total Investment Income	347,868	126,818	85,476

Expenses
Investment Advisory Fees	1,648,254	493,598	381,977
Distribution Fees	329,705	98,729	76,402
Administration and Accounting Fees	150,041	50,254	31,068
Audit Fees	34,983	22,890	20,121
Chief Compliance Officer Fees	24,675	7,249	5,576
Custodian Fees	17,809	8,709	7,736
Directors’ Fees	38,521	10,873	8,310
Dividend Expense(1)	101,279	6,634	14,164
Filing Fees	29,138	17,969	16,876
Interest Expense(2)	43,195	7,917	9,297
Legal Fees	93,884	28,306	23,005
Printing Fees	62,337	17,326	14,409
Transfer Agent Fees	123,922	36,134	35,544
Other Expenses	85,573	19,749	14,890
Total Expenses	2,783,316	826,337	659,375

Net Investment Loss	(2,435,448)	(699,519)	(573,899)

Net Realized/Unrealized Gain from Investments, Securities Sold Short and
Foreign Currency Transactions
Net Realized Gain from Investments	14,324,718	1,929,691	3,372,650
Net Realized (Loss) from Securities Sold Short	(762,232)	(666,208)	(269,800)
Net Realized (Loss) from Foreign Currency Transactions	(3,949)	—	—
Net Realized (Loss) from Currency	(4,758)	—	—
Change in Unrealized Appreciation/Depreciation on
Investments and Securities Sold Short	26,230,306	14,970,923	10,097,638
Net Realized/Unrealized Gain (Loss) from Investments,
Securities Sold Short and Foreign Currency Transactions	39,784,085	16,234,406	13,200,488
Change in Net Assets Resulting from Operations	$37,348,637	$15,534,887	$12,626,589

(1) Expense related to dividends on securities sold short.
(2) Expense related to securities sold short.

See accompanying notes to financial statements.

Needham Funds

Statements of Changes in Net Assets
			Needham Aggressive		Needham Small Cap
	Needham Growth Fund		Growth Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009
Change in Net Assets
Operations:
Net Investment Loss	$ (2,435,448)	$ (1,724,454)	$ (699,519)	$ (357,615)	$ (573,899)	$ (213,544)
Net Realized Gain (Loss) from
Investments, Securities Sold
Short, Foreign Currency
Transactions, Written Options
and Distributions from
Underlying Funds	13,553,779	(3,626,998)	1,263,483	456,475	3,102,850	328,186
Change in Unrealized
Appreciation/ Depreciation
on Investments and Securities
Sold Short	26,230,306	44,739,928	14,970,923	4,094,477	10,097,638	3,011,916
Change in Net Assets Resulting
from Operations	37,348,637	39,388,476	15,534,887	4,193,337	12,626,589	3,126,558

Distributions to
Shareholders from:
Capital Gains	—	—	(434,554)	(27,272)	(1,957,692)	(12,743)
Return of Capital	—	—	—	—	—	—
Total Distributions to
Shareholders	—	—	(434,554)	(27,272)	(1,957,692)	(12,743)

Capital Transactions:
Shares Issued	30,369,946	7,669,908	76,055,443	11,511,837	82,898,156	7,000,284
Shares Issued in Reinvestment
of Distribution	—	—	429,244	27,145	1,888,546	12,633
Shares Redeemed	(27,099,636)	(20,703,762)	(7,863,052)	(3,097,732)	(7,862,485)	(4,135,121)
Redemption Fees	11,664	1,966	10,430	9,498	14,369	2,178
Change in Net Assets from
Capital Transactions	3,281,974	(13,031,888)	68,632,065	8,450,748	76,938,586	2,879,974

Change in Net Assets	40,630,611	26,356,588	83,732,398	12,616,813	87,607,483	5,993,789

Net Assets
Beginning of Period	119,174,825	92,818,237	22,818,960	10,202,147	11,303,178	5,309,389
End of Period	$159,805,436	$119,174,825	$106,551,358	$22,818,960	$98,910,661	$11,303,178
Accumulated Net
Investment Loss	$ —	$ —	$ —	$ (1,012)	$ (271)	$ —

Share Transaction:
Number of Shares Issued	921,616	314,682	4,922,459	1,047,553	6,413,702	805,863
Number of Shares Reinvested	—	—	27,747	2,299	146,626	1,308
Number of Shares Redeemed	(838,093)	(891,506)	(574,880)	(287,353)	(652,522)	(451,580)
Change in Shares	83,523	(576,824)	4,375,326	762,499	5,907,806	355,591

See accompanying notes to financial statements.

Annual Report 2010

Needham Growth Fund
Financial Highlights
	Year Ended December 31,
(For a Share Outstanding
Throughout each Period)	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$29.77	$20.27	$ 36.05	$39.01	$35.69
Investment Operations
Net Investment Income (Loss)	(0.60)	(0.43)	(0.45)	(0.25)	0.10
Net Realized and Unrealized
Gain (Loss) on Investments	9.94	9.93	(14.10)	1.45	6.29
Total from Investment Operations	9.34	9.50	(14.55)	1.20	6.39

Less Distributions
Net Investment Income	—	—	—	(0.01)	(0.09)
Net Realized Gains	—	—	(1.23)	(4.15)	(3.00)
Total Distributions	—	—	(1.23)	(4.16)	(3.09)

Capital Contributions
Redemption Fees	—(a)	—(a)	—	—	—
Contribution by Adviser	—	—	—	—	0.02(b)
Total Capital Contributions	—(a)	—(a)	—	—	0.02
Net Asset Value, End of Period	$39.11	$29.77	$ 20.27	$36.05	$39.01

Total Return	31.37%	46.87%	(40.41)%	3.09%	18.05%(b)
Net Assets, End of Period (000’s)	$159,805	$119,175	$92,818	$209,397	$308,693
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	2.11%	2.03%	2.04%	1.86%	1.79%
Ratio of Net Expenses to Average Net Assets
(excluding interest and dividend expense)	2.00%	2.00%	2.03%	1.85%	1.78%
Ratio of Net Expenses to Average Net Assets
(excluding waiver and reimbursement of expenses)	2.11%	2.08%	2.04%	1.86%	1.79%
Ratio of Net Investment Income (Loss) to
Average Net Assets	(1.85)%	(1.71)%	(1.37)%	(0.61)%	0.31%
Ratio of Net Investment Income (Loss) to
Average Net Assets (excluding waivers and
reimbursements of expenses)	(1.85)%	(1.76)%	(1.37)%	(0.61)%	0.31%
Portfolio turnover rate	62%	29%	41%	41%	48%

(a) Value is less than $0.005 per share.

(b) In May 2006, the Adviser made a payment to the Growth Fund which increased the total return by 0.06%.

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Financial Highlights
	Year Ended December 31,
(For a Share Outstanding
Throughout each Period)	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.38	$ 9.45	$ 14.14	$ 13.96	$ 13.73
Investment Operations
Net Investment Income (Loss)	(0.11)	(0.19)	(0.26)	(0.16)	(0.19)
Net Realized and Unrealized
Gain (Loss) on Investments	4.98	3.13	(3.65)	2.34	1.83
Total from Investment Operations	4.87	2.94	(3.91)	2.18	1.64

Less Distributions
Net Realized Gains	(0.11)	(0.02)	(0.78)	(2.00)	(1.42)
Total Distributions	(0.11)	(0.02)	(0.78)	(2.00)	(1.42)

Capital Contributions
Redemption Fees	—(a)	0.01	—	—	—
Contribution by Adviser	—	—	—	—	0.01(b)
Total Capital Contributions	—(a)	0.01	—	—	0.01
Net Asset Value, End of Period	$17.14	$ 12.38	$ 9.45	$ 14.14	$ 13.96

Total Return	39.42%	31.18%	(27.60)%	15.58%	12.22%(b)
Net Assets, End of Period (000’s)	$106,551	$22,819	$10,202	$20,518	$18,051
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	2.09%	2.50%	2.51%	2.18%	2.24%
Ratio of Net Expenses to Average Net Assets
(excluding interest and dividend expense)	2.05%	2.49%	2.50%	2.18%	2.23%
Ratio of Net Expenses to Average Net Assets
(excluding waiver and reimbursement of expenses)	2.09%	2.50%	2.63%	2.18%	2.24%
Ratio of Net Investment Loss to Average Net Assets	(1.77)%	(2.39)%	(2.04)%	(1.18)%	(1.35)%
Ratio of Net Investment Loss to Average Net Assets
(excluding waiver and reimbursement of expenses)	(1.77)%	(2.39)%	(2.15)%	(1.18)%	(1.35)%
Portfolio turnover rate	55%	70%	45%	64%	55%

(a) Value is less than $0.005 per share.

(b) In May 2006, the Adviser made a payment to the Aggressive Growth Fund which increased the total return by 0.08%.

See accompanying notes to financial statements.

Annual Report 2010

Needham Small Cap Growth Fund
Financial Highlights
	Year Ended December 31,
(For a Share Outstanding
Throughout each Period)	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 10.73	$ 7.61	$ 11.29	$14.32	$ 17.09
Investment Operations
Net Investment Income (Loss)	(0.08)	(0.20)	(0.19)	(0.26)	(0.26)
Net Realized and Unrealized Gain (Loss) on
Investments	3.99	3.33	(2.49)	(0.02)	1.61
Total from Investment Operations	3.91	3.13	(2.68)	(0.28)	1.35

Less Distributions
Net Realized Gains	(0.43)	(0.01)	(0.82)	(2.75)	(4.18)
Return of Capital	—	—	(0.18)	—	—
Total Distributions	(0.43)	(0.01)	(1.00)	(2.75)	(4.18)

Capital Contributions
Redemption Fees	—(a)	—(a)	—	—	—
Contribution by Adviser	—	—	—	—	0.06(b)
Total Capital Contributions	—(a)	—(a)	—	—	0.06
Net Asset Value, End of Period	$ 14.21	$ 10.73	$ 7.61	$11.29	$ 14.32

Total Return	36.89%	41.18%	(23.42)%	(2.01)%	8.52%(b)
Net Assets, End of Period (000’s)	$98,911	$11,303	$ 5,309	$7,726	$15,248
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	2.16%	2.57%	2.51%	2.50%	2.36%
Ratio of Net Expenses to Average Net Assets
(excluding interest and dividend expense)	2.08%	2.50%	2.50%	2.50%	2.36%
Ratio of Net Expenses to Average Net Assets
(excluding waiver and reimbursement of expenses)	2.16%	3.02%	3.57%	2.64%	2.36%
Ratio of Net Investment Loss to Average Net Assets	(1.88)%	(2.50)%	(2.02)%	(1.54)%	(1.61)%
Ratio of Net Investment Loss to Average Net Assets
(excluding waivers and reimbursements of expenses)	(1.88)%	(2.95)%	(3.09)%	(1.68)%	(1.61)%
Portfolio turnover rate	65%	154%	219%	38%	115%

(a) Value is less than $0.005 per share.

(b) In May 2006, the Adviser made a payment to the Small Cap Growth Fund which increased the total return by 0.35%.

See accompanying notes to financial statements.

Needham Funds

Notes to Financial Statements

1.	Organization

Needham Growth Fund (‘‘NGF’’), Needham Aggressive Growth Fund (‘‘NAGF’’) and Needham Small Cap Growth Fund (‘‘NSCGF’’) (each, a ‘‘Portfolio’’ and collectively, the ‘‘Portfolios’’), are portfolios of The Needham Funds, Inc. (the ‘‘Company’’), which is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’) as a non-diversified, open-end management investment company. The Company was organized as a Maryland corporation on October 12, 1995.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (‘‘GAAP’’).

Security Valuation: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Portfolio securities and options positions for which market quotations are readily available are stated at the NASDAQ Official Closing Price or the last sale price reported by the principal exchange for each such security as of the exchange’s close of business, as applicable. Securities and options for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices. All other securities for which market prices are not readily available are valued at their fair value in accordance with Fair Value Procedures established by the Board of Directors (the ‘‘Board’’). The Company’s Fair Value Procedures are implemented and monitored by a Fair Value Committee (the ‘‘Committee’’) designated by the Board. When a security is valued in accordance with the Fair Value Procedures, the Committee determines a value after taking into consideration any relevant information that is reasonably available to the Committee. Some of the more common reasons that may necessitate that a security be valued pursuant to these Fair Value Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. The assets of each Portfolio may also be valued on the basis of valuations provided by a pricing service approved by, or on behalf of, the Board.

Investment Transactions: Changes in holdings of portfolio securities for the Portfolios shall be reflected no later than in the first calculation on the first business day following the trade date for purposes of calculating each Portfolio’s daily net asset value per share. However, for financial reporting purposes, portfolio security transactions are reported on the trade date of the last business day of the reporting period. The cost (proceeds) of investments sold (bought to cover) is determined on a specific identification basis for the purpose of determining gains or losses on sales and buys to cover short positions. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Foreign Currency: Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

The Portfolios may also invest in forward currency contracts. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Portfolios entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statements of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. The Portfolios did not enter into forward currency contracts during the year ended December 31, 2010.

Allocation of Expenses: Expenses directly attributable to a Portfolio are charged directly to that Portfolio, while expenses which are attributable to more than one Portfolio are allocated among the respective Portfolios based upon relative net assets or some other reasonable method.

Use of Estimates: The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Portfolios. Distributable net realized gains, if any, are declared and distributed at least annually.

Redemption Fees: The Portfolios reserve the right to assess a redemption fee for shares redeemed within 60 days of purchase. The shareholder will be charged a fee equal to 2.00% of the value of the shares redeemed. The redemption fee is intended to offset excess brokerage commissions and other costs associated with fluctuations in asset levels and cash flows caused by frequent trading by shareholders. The applicability of the redemption fee will be calculated using a first-in, first-out method, which means the oldest shares will be redeemed first, followed by the redemption of more recently acquired shares. For the year ended December 31, 2010, NGF, NAGF and NSCGF had contributions to capital due to redemption fees in the amounts of $11,664, $10,430 and $14,369, respectively.

Annual Report 2010

Notes to Financial Statements (Continued)

Federal Income Taxes: It is the policy of each Portfolio to continue to qualify as a regulated investment company, as defined in the Internal Revenue Code, by complying with the provisions available to certain investment companies and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for income taxes has been made in the Portfolios’ financial statements.

As of December 31, 2010, the Portfolios did not have any tax positions that did not meet the ‘‘more-likely-than-not’’ threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Fair Value Measurements: Valuation inputs used to determine the value of the Portfolios’ investments are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets.

Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (which may include the Portfolios’ own assumptions in determining the fair value of investments).

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts (‘‘ADRs’’), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Portfolios’ net asset values are calculated. These valuations are categorized as Level 2 in the fair value hierarchy.

The following is a summary categorization, as of December 31, 2010, of each Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1 - Quoted Prices(1)(3)
	NGF	NAGF	NSCGF
Assets
Common Stocks(2)	$152,619,959	$ 72,129,370	$66,401,717
Short-Term Investments	6,085,707	33,578,278	31,518,054
Liabilities
Securities Sold Short(2)	(13,950,973)	(172,340)	(6,587,150)
Total	$144,754,693	$105,535,308	$91,332,621
(1)	As of December 31, 2010, the Portfolios did not hold Level 2 or Level 3investments.
(2)	Please refer to the Schedule of Investments to view segregation by industry.
(3)	There were no transfers into or out of Level 1 or Level 2 during the period.

3.	Derivative Instruments and Hedging Activities

The ‘‘Derivatives and Hedging’’ Topic of the Codification (ASC 815, formerly SFAS 133 and SFAS 161) requires enhanced disclosures about the Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial position, performance and cash flows. The Portfolios did not use derivatives during the year ended December 31, 2010.

4.	Investment Advisory and Administrative Services

The Company has engaged Needham Investment Management L.L.C. (the ‘‘Adviser’’) to manage its investments. The Company pays the Adviser a fee at the annual rate of 1.25% of the average daily net assets of each Portfolio.

The Adviser has entered into agreements with the Portfolios whereby the Adviser has contractually agreed to waive its fee for, and to reimburse expenses (excluding interest, dividends on short positions, acquired fund fees and expenses and extraordinary items) of NGF, NAGF and NSCGF in an amount that limits annual operating expenses to not more than 2.50% of the average daily net assets of each Portfolio. The agreement is effective for the period from January 1, 2010 through May 1, 2011 for NGF. The agreement was effective for the period from January 1, 2010 through December 31, 2010 for NAGF and NSCGF. See Note 12.

The Company and U.S. Bancorp Fund Services, LLC (the ‘‘Administrator’’) are parties to a Fund Administration Servicing Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement and, in consideration of these services, receives a fee computed daily and paid monthly at an annual rate equal to 0.07% of the first $500 million of the average daily net assets of the Portfolios, 0.05% on the next $500 million of the average daily net assets of the Portfolios, and 0.04% of the average daily net assets of the Portfolios in excess of $1 billion, with a minimum annual fee of $150,000. The Administrator will also be compensated for any out of pocket expenses that are reasonably incurred by the Administrator in carrying out its duties under the Administration Agreement. The Administrator also provides transfer agent and fund accounting services pursuant to a Transfer Agent Servicing Agreement and a Fund Accounting Servicing Agreement for additional fees. The Administrator succeeded Citi Fund Services Ohio, Inc. as the provider of administrative and fund accounting services on June 7, 2010, and transfer agent services on July 26, 2010.

Needham Funds

Notes to Financial Statements (Continued)

Certain officers of the Company are also officers of the Adviser and/or Needham & Company, LLC (the ‘‘Distributor’’). Such officers receive no fees from the Company for serving as officers of the Company. Each of the three Independent Directors receives a quarterly retainer of $3,000 and a per-meeting fee of $500. Each Independent Director is also a member of the Board’s Audit Committee and receives a fee of $500 per meeting attended. The Adviser provides an employee to serve as Chief Compliance Officer for the Company and to provide certain related services. The Advisor receives annual reimbursement of the expense related to this service as approved by the Board.

5.	Distribution Plan

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio pays the Distributor and any other distributor or financial institution with which the Company has an agreement with respect to each Portfolio, a fee at an annual rate of 0.25% of each Portfolio’s daily average net assets. For the year ended December 31, 2010, NGF, NAGF and NSCGF incurred distribution fees in the amount of $329,705, $98,729 and $76,402, respectively. For the year ended December 31, 2010, NGF, NAGF and NSCGF each paid 12b-1 fees to the Distributor in the amount of $87,615, $21,209 and $9,061, respectively.

During the year ended December 31, 2010, NGF, NAGF and NSCGF each incurred and paid brokerage commissions to the Distributor in the amount of $90,062, $43,079 and $32,965, respectively.

6.	Temporary Borrowings

The Company has entered into an agreement with JPMorgan Chase Bank, N.A. (formerly Custodial Trust Company) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated daily based on the Federal Funds Rate plus one percent. Each Portfolio may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of total assets.

The Portfolios did not engage in any temporary borrowings during the year ended December 31, 2010.

7.	Short Sale Transactions

During the year ended December 31, 2010, each Portfolio sold securities short. Upon selling a security short, the Portfolios record a receivable for the settlement amount and a corresponding liability, which is marked-to-market to reflect current value. Certain securities owned by each respective Portfolio are segregated as collateral while the short sales are outstanding. At December 31, 2010, the market value of securities separately segregated to cover short positions was approximately $12,066,706, $4,690,553 and $5,129,094 for NGF, NAGF and NSCGF, respectively.

Additionally, the Portfolios had receivables for Deposit with Broker for Securities Sold Short of $12,007,440, $0 and $5,937,477 pledged as collateral with brokers in connection with open short positions for NGF, NAGF and NSCGF, respectively. Securities sold short at December 31, 2010 and their related market values and proceeds are set forth in the preceding Schedules of Securities Sold Short.

8.	Investment Transactions

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the year ended December 31, 2010:

	Purchases	Sales
NGF	$93,862,653	$101,405,069
NAGF	60,383,326	25,119,107
NSCGF	67,883,742	28,970,242

9.	Financial Instruments With Off-Balance Sheet Risk

In the normal course of their business, the Portfolios may trade various financial instruments with off-balance sheet risk. These financial instruments include securities sold short, written options, futures, and forward currency contracts. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the financial statements.

Securities sold short represent obligations of the Portfolios to make future delivery of specific securities and, correspondingly, create an obligation to purchase the securities at market prices prevailing at a later delivery date (or to deliver the securities if already owned by the Portfolios). As a result, short sales create the risk that the Portfolios’ ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received on the liability recorded in the financial statements.

10.	Indemnification

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Annual Report 2010

Notes to Financial Statements (Continued)

11.	Federal Income Taxes

No provision for federal income taxes is required since the Company intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income and capital gains to shareholders. Because income tax regulations differ from GAAP, the timing and character of income and capital gain distributions determined in accordance with tax regulations can differ from income and capital gains recognized for financial reporting purposes. Accordingly, the character of distributions and the composition of net assets for tax purposes can differ from those reflected in the financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatment for the timing of the recognition of gains and losses on securities, including post-October losses (as defined below). Permanent differences are generally due to differing treatment of net investment losses. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss), or accumulated net investment income (loss), as appropriate, in the period in which the differences arise. These reclassifications have no effect on net assets or net asset value per share of each Portfolio.

As of December 31, 2010, the cost, gross unrealized appreciation, gross unrealized depreciation, and the net unrealized appreciation (depreciation) on securities for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
NGF	$109,961,129	$53,638,945	$(4,894,408)	$48,744,537
NAGF	86,177,024	19,799,022	(268,398)	19,530,624
NSCGF	84,884,615	13,525,476	(490,320)	13,035,156

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily  due to the tax treatment for wash sale losses.

As of December 31, 2010, the components of distributable earnings (loss) on a tax basis were as follows:

	NGF	NAGF	NSCGF
Undistributed ordinary
income	$ 52,091	$ 30,729	$ —
Undistributed long-
term capital gains	4,969,179	149,184	682,092
Unrealized appreciation	46,611,993	19,545,687	13,021,197
Total accumulated
earnings	$51,633,263	$19,725,600	$13,703,289

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

	NGF	NAGF	NSCGF
Ordinary Income	$—	$ —	$ 48,085
Net long-term capital
gains	—	434,554	1,909,607
Total distributions paid	$—	$434,554	$1,957,692
The tax character of distributions paid during the year ended December 31, 2009 was as follows:

	NGF	NAGF	NSCGF
Net long-term capital
gains	$—	$27,272	$12,743
Total distributions paid	$—	$27,272	$12,743

Under current tax law, capital and currency losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. None of the Portfolios had deferred post-October capital or currency losses, which would have been treated as arising on the first business day of the fiscal year ending December 31, 2011.

12.	Subsequent Events

Management has evaluated subsequent events through the date of this filing.

Beginning January 1, 2011, the Adviser has contractually agreed to waive its fee for, and to reimburse expenses (excluding interest, dividends on short positions, acquired fund fees and expenses and extraordinary items) in an amount that limits annual operating expenses to not more than 1.95% of the average daily net assets of NAGF and NSCGF. This agreement is effective for the period from January 1, 2011 through December 31, 2011. The agreement with respect to NAGF and NSCGF shall continue in effect from year to year thereafter only upon mutual agreement of the respective Portfolio and the Adviser.

The Regulated Investment Company Modernization Act of 2010 (the ‘‘Act’’) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the ‘‘Federal Income Taxes’’ section of the financial statement notes for the fiscal year ending December 31, 2011.

Needham Funds

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
The Needham Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Needham Funds, Inc. (comprising the Needham Growth Fund, Needham Aggressive Growth Fund and Needham Small Cap Growth Fund) (the ‘‘Funds’’) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Needham Funds, Inc. at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio February 28, 2011

Annual Report 2010

Information about Directors and Officers (Unaudited)
December 31, 2010

Information pertaining to the Directors and Officers of the Funds is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling 800-625-7071.

The address of each individual is 445 Park Avenue, New York, NY 10022-2606. Each Director serves until the next annual shareholders meeting or until his successor is elected and qualified.

	Term of Office	Portfolios in the
	and Length of	Fund Complex	Principal Occupation(s)
Name, Age and Position	Term Served by	Overseen by	During Past 5 Years and Other
with the Fund	Director/Officer	Director/Officer	Directorships Held by Director/Officer
Independent Directors
John W. Larson, 75,	Indefinite;	Three	Partner at the law firm of Morgan, Lewis & Bockius LLP since 2003 until
Director	Since 2006		retiring in December 2009. Partner at the law firm of Brobeck, Phleger &
Harrison LLP from 1969 until retiring in January 2003. From July 1971 to
September 1973 worked in government service as Assistant Secretary of the United States Department of the Interior and Counselor to George P.
Schultz, Chairman of the Cost of Living Council. Director of Wage
Works, Inc. (an employee benefits company) since 2000. Director of
MBA Polymers, Inc. (a plastics recycling company) since 1999. Director of Sangamo BioSciences, Inc. since 1996.
James P. Poitras, 68,	Indefinite;	Three	Currently retired. Director (since 2000) and Chairman (since 2001) of
Director	Since 1996		Kyma Technologies, Inc. (a specialty materials semiconductor company).
Founder, Chairman, President and Chief Executive Officer of Integrated
Silicon Systems (a computer software company) from 1985 to 1995.
F. Randall Smith, 71,	Indefinite;	Three	Founder and Chief Executive and Investment Officer of Capital Counsel
Director	Since 1996		LLC (a registered investment adviser) since September 1999.
Co-Founder and Managing Partner of Train, Smith Counsel (a registered investment adviser) from 1975 to 1999.
Interested Director
George A. Needham*, 67,	Indefinite;	Three	Chairman of the Board and Chief Executive Officer of The Needham
Chairman, President and	Since 1996		Group, Inc. and Needham Holdings, LLC since December 2004. Chair-
Director			man of the Board and Chief Executive Officer of Needham Asset
Management, LLC since April 2006. Chairman of the Board from 1996 to December 2004 and Chief Executive Officer from 1985 to
December 2004 of Needham & Company, LLC.
Officers
John Barr, 54	One year:	Two	Portfolio Manager of Needham Asset Management since 2010. Founding
Executive Vice President and	Since 2010		and Managing Member of Oliver Investment Management, LLC from
Co-Portfolio Manager of			2008 to 2009. Manager and Analyst at Buckingham Capital from 2002 to
Needham Growth Fund and			2008. Managing Director and a Senior Analyst at Robertson Stephens
Needham Aggressive Growth			following semiconductor companies from 2000 to 2002. From 1995 to
Fund			2000, Managing Director and Senior Analyst at Needham and Company,
also served as Director of Research.
Chris Retzler, 39	One year:	Two	Portfolio Manager of Needham Asset Management, LLC since 2008. Vice
Executive Vice President and	Since 2008		President of Needham Asset Management, LLC since 2005. Head of Win-
Portfolio Manager of			terkorn, a healthcare manufacturing and distribution company, from
Needham Growth Fund and			2002 to 2005.
Needham Small Cap Growth
Fund
James W. Giangrasso, 48	One year:	Three	Chief Financial Officer of Needham Asset Management, LLC since 2011.
Chief Financial Officer,	Since 2011		Principal and Controller of Needham Asset Management, LLC since
Treasurer and Secretary			2006.
James M. Abbruzzese, 41,	One year;	Three	Chief Compliance Officer of Needham Asset Management, LLC since
Chief Compliance Officer	Since 2004		April 2006 and Chief Compliance Officer and Managing Director of
Needham & Company, LLC since July 1998.
* An ‘‘interested person’’, as defined in the 1940 Act, of the Funds or the Funds’ investment adviser. Mr. Needham is deemed to be an interested person because of his affiliation with the Funds’ Adviser and the Funds’ Distributor. Mr. Needham may be deemed to be an ‘‘affiliated person’’ of the Adviser and of the Distributor.

Needham Funds

Supplementary Information (Unaudited)
December 31, 2010

Federal Income Tax Information

During the year ended December 31, 2010, NGF did not declare any long-term realized gain distributions. NAGF and NSCGF declared long-term realized gains distributions in the amounts of $434,554 and $1,909,607, respectively.

For the year ended December 31, 2010, there were no total ordinary income distributions paid by the Portfolios which qualify for the distributions received reduction available to corporate shareholders.

For the year ended December 31, 2010, there were no qualified dividend income distributions paid by the Portfolios, subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Disclosure of Portfolio Holdings

The Fund files a Form N-Q with the Securities and Exchange Commission (the ‘‘SEC’’) no more than sixty days after the Fund’s first and third fiscal quarters. For the Fund, this would be for the fiscal quarters ending March 31 and September 30. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 800-625-7071 or on the SEC’s website at http://www.sec.gov.

Board Consideration and Approval of Investment Advisory Agreement

On October 28, 2010, at a meeting called for the purpose of voting on such approval, the Board of Directors, including all of the Directors who are not parties to the Advisory Agreement or interested persons of any such party (the ‘‘Independent Directors’’), approved the continuance of the Fund’s Restated Investment Advisory Agreement dated October 21, 2004 (the ‘‘Advisory Agreement’’) with the Adviser. In so doing, the Board studied materials specifically relating to the Advisory Agreement provided by the Adviser and counsel to the Fund, including peer group comparisons consisting of performance and expense information for other investment companies with the ability to engage in short sales. The Board considered a variety of factors, including the following:

The Board considered the nature, extent and quality of the services to be provided by the Adviser to the Fund pursuant to the Advisory Agreement, including the Adviser’s competence and integrity; research capabilities; implementation and enforcement of compliance procedures and financial reporting controls; and adherence to the investment objectives, policies and restrictions of each Portfolio.  The Board also reviewed information provided by the Adviser as to its methodology, research and analysis, including, but not limited to, its company visits, which it employs in selecting securities for the Fund’s Portfolios.  The Board considered the qualifications, capabilities and experience of the Fund’s portfolio managers, as well as that of other personnel employed by the Adviser who are responsible for providing services to the Fund, including the fact that a high caliber of personnel was both needed and provided to meet the needs of the shareholders of each Portfolio specifically with respect to investments in securities sold short.  The Board concluded that the Adviser fulfilled all of its responsibilities in accordance with its obligations under the Advisory Agreement.

The Board also evaluated the investment performance of each Portfolio and the Adviser relative to the NAS-DAQ Composite Index, the S&P 500 Index, the S&P 400 MidCap Index and the Russell 2000 Index for the third quarter of 2010, the year-to-date, 1 year, 3 years, 5 years, 10 years (with respect to the Growth Fund) and since inception, as well as peer group expense data provided by the Adviser, as of September 30, 2010, considering the Fund’s investment strategy. The Board noted the performance of each Portfolio over the 1-, 3- and 5-year periods on an absolute basis and relative to its peers, with emphasis placed on the advisory fee paid for each Portfolio as compared to the returns produced by the respective Portfolio, the profitability of the Adviser, and the long-term performance of the Portfolios compared to their peer groups in light of current market conditions. The Independent Directors stated that their consideration of the continuance of the Advisory Agreement was influenced primarily by the long-established peer-group comparisons contained in the Board meeting materials, noting that each Portfolio’s 1, 3, 5, 10-year (with respect to NGF) and since inception returns were superior to the returns of the peer group funds. It was further noted that NGF’s and NSCGF’s after-fee returns since inception surpassed the before-fee returns produced by each and every one of its peers.

Annual Report 2010

Supplementary Information (Unaudited)
December 31, 2010

Additionally, the Board reviewed information on the fee structure of the Advisory Agreement, including the costs of the services to be provided and the profits and benefits to be realized by the Adviser and its affiliates from their relationship with the Fund, as evidenced by the Adviser’s profitability analysis, including specifically the profitability of the Growth Fund and the unprofitable nature of the Aggressive Growth Fund and the Small Cap Growth Fund. The profitability analysis consisted of revenues and expenses by category and profit or loss for each Portfolio for the year ended December 31, 2009. The Board also reviewed comparisons of the rates of compensation paid to managers of funds in each Portfolio’s peer group, including funds with the ability to engage in short sales, and Lipper data relating to average expenses and advisory fees for funds comparable in size, character and investment strategy to each Portfolio. The Independent Directors’ consideration of the continuance of the Advisory Agreement was influenced primarily by the long-established peer-group comparisons provided by the Adviser. The Independent Directors confirmed that they had received adequate other information to make a reasonable determination with respect to the approval of the Advisory Agreement. Based on the information provided, the Board determined that, though the Fund’s fee structure is slightly higher than the average of its respective peer funds, it is still competitive with its peer group and both fair and reasonable given the services and performance results provided by the Adviser.

The Board considered the Fund’s net investment advisory fees, 12b-1 fees, marketing expenses, rent expenses, professional fees and other expenses, compensation expenses and total expenses. The Board also considered the amount and nature of fees paid by shareholders. The Board considered the fact that the Adviser has contractually agreed to waive a portion of its fees.

The Adviser provided information on peer-group comparisons consisting of no load mid-cap core, no load mid-cap growth and no load small-cap growth funds comparable in size to the Portfolios. The materials compared each Portfolio’s assets under management; management fee; total expenses; performance for the year-to-date, 1-year and 3-year periods ended September 30, 2010. It was noted that the Fund’s management fee and expense ratios are within the average range compared to its respective peer funds.

The Board considered the issue of economies of scale and noted that, given the small size of each Portfolio, consideration of fee breakpoints was premature.

Based on its evaluation of all material aspects of the Advisory Agreement, including the foregoing factors and such other information believed to be reasonably necessary or relevant in the exercise of their reasonable business judgment to evaluate the terms of the Advisory Agreement, the Board, including all of the Independent Directors voting separately, concluded that the continuation of the Advisory Agreement would be in the best interest of each Portfolio’s shareholders, and determined that the compensation to the Adviser provided for in the Advisory Agreement is fair and reasonable in light of the services to be performed.

The Advisory Agreement provides that it shall continue in effect from year to year with respect to each Portfolio as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of each Portfolio (as defined in the 1940 Act) or by a vote of a majority of the Directors of the Fund, on behalf of each Portfolio, and (ii) a vote of a majority of the Directors who are not parties to the Advisory Agreement or ‘‘interested persons’’ of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if it is assigned within the meaning of the 1940 Act.

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Needham Funds

Investment Adviser:
Needham Investment Management L.L.C.
445 Park Avenue
New York, NY 10022-2606

President
George A. Needham

Executive Vice Presidents and Portfolio Managers
John Barr
Needham Growth Fund
Needham Aggressive Growth Fund

Chris Retzler
Needham Growth Fund
Needham Small Cap Growth Fund

Directors
George A. Needham
John W. Larson
James P. Poitras
F. Randall Smith

Distributor:
Needham & Company, LLC
445 Park Avenue
New York, NY 10022-2606
212-371-8300

Administrator, Shareholder Servicing Agent and Transfer Agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, WI 53212

Counsel:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY 10103

Independent Registered Public Accounting Firm:
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, OH 43215

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  F. Randall Smith is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$80,000	$80,000

Audit-Related Fees	$ 0	$ 0
Tax Fees	$18,900	$18,900

All Other Fees	$ 0	$ 0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2010	FYE 12/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Needham Funds, Inc.

By (Signature and Title)      /s/ George A. Needham
George A. Needham, President (Chief Executive Officer)

Date      3/10/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ George A. Needham
George A. Needham, President (Chief Executive Officer)

Date      3/10/2011

By (Signature and Title)      /s/ James W. Giangrasso
                                       James W. Giangrasso, Treasurer and Secretary (Chief Financial Officer)

Date      3/10/2011